UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

TEREX CORPORATION

(Name of Registrant as Specified in Its Charter)

.......................................................................................

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

.......................................................................................................................

(2)	Aggregate number of securities to which transaction applies:

.......................................................................................................................

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)	Proposed maximum aggregate value of transaction:
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(5)	Total fee paid:

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☐ Fee paid previously by written preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2), and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2) Form, Schedule or Registration Statement No.:

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S:\2007 Filings\2007 Proxy 05-31-07\SCHEDULE 14A (sm - pre).htm

TEREX CORPORATION

200 Nyala Farm Road, Westport, Connecticut 06880

                NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 17, 2007

A Special Meeting of Stockholders of Terex Corporation (“Terex” or the “Company”) will be held at the corporate offices of Terex Corporation, 200 Nyala Farm Road, Westport, Connecticut, on Tuesday, July 17, 2007, at 11:30 a.m., local time, for the following purposes:

1.	To amend the Company’s Restated Certificate of Incorporation to increase the number of shares of Common Stock, par value $.01 per share, that the Company is authorized to issue to 300,000,000 shares.
2.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are described more fully in the Proxy Statement accompanying this Notice.

The Board of Directors of the Company has fixed the close of business on May 31, 2007 as the record date for determining the stockholders entitled to notice of, and to vote at, the Special Meeting.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT. While all stockholders are invited to attend the Special Meeting, we urge you to vote whether or not you will be present at the Special Meeting. You may vote by telephone, via the Internet or by completing, dating and signing the accompanying proxy card and returning it in the envelope provided. No postage is required if the proxy card is mailed in the United States. You may withdraw your proxy or change your vote at any time before your proxy is voted, either by voting in person at the Special Meeting, by proxy, by telephone or via the Internet. Please vote promptly in order to avoid the additional expense of further solicitation.

By order of the Board of Directors,
Eric I Cohen Secretary

June __, 2007

Westport, Connecticut

TEREX CORPORATION

200 Nyala Farm Road

Westport, Connecticut 06880

Proxy Statement for the

Special Meeting of Stockholders

to be held on July 17, 2007

This Proxy Statement is furnished to stockholders of Terex Corporation (“Terex” or the “Company”) in connection with the solicitation of proxies by and on behalf of the Company’s Board of Directors (the “Board”) for use at the Special Meeting of Stockholders of the Company to be held at 11:30 a.m. on July 17, 2007, at the corporate offices of Terex Corporation, 200 Nyala Farm Road, Westport, Connecticut, and at any adjournments or postponements thereof (collectively, the “Meeting”), for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders (the “Notice”).

The Notice and proxy card (the “Proxy”) accompany this Proxy Statement. This Proxy Statement and the accompanying Notice, Proxy and related materials are being mailed on or about June __, 2007 to each stockholder entitled to vote at the Meeting. As of May 31, 2007, the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting, the Company had outstanding [________] shares of common stock, $.01 par value per share (the “Common Stock”).

Proxies that are properly executed, returned to the Company and not revoked will be voted in accordance with the specifications made. Where no specifications are given, such Proxies will be voted as the management of the Company may propose. If any matter not described in this Proxy Statement is properly presented for action at the Meeting, the persons named in the enclosed form of Proxy will have discretionary authority to vote according to their best judgment.

Each share of Common Stock is entitled to one vote per share for each matter to be voted on at the Meeting. The affirmative vote of a majority of the shares of Common Stock entitled to vote is required to amend the Company’s Restated Certificate of Incorporation. For the approval of all other matters, the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote is required.

A quorum of stockholders is constituted by the presence, in person or by proxy, of holders of record of Common Stock representing a majority of the aggregate number of votes entitled to be cast. Abstentions and broker non-votes will be considered present for purposes of determining the presence of a quorum. Abstentions will have the effect of a negative vote and broker non-votes will not be considered as votes cast and thus will have no effect on the outcome of the vote.

Proxy solicitations by the Board of Directors of the Company will be made primarily by mail, but solicitations may also be made by telephone, via the Internet or by personal interviews conducted by officers or employees of the Company. All costs of solicitations, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Company’s stock, and (c) supplementary solicitations to submit Proxies, if any, will be borne by the Company.

Any stockholder giving a Proxy has the right to attend the Meeting to vote his or her shares of Common Stock in person (thereby revoking any prior Proxy). Any stockholder also has the right to revoke the Proxy at any time by executing a later-dated Proxy, by telephone, via the Internet or by written revocation received by the Secretary of the Company prior to the time the Proxy is voted. All properly executed and unrevoked Proxies delivered pursuant to this solicitation, if received at or prior to the Meeting, will be voted at the Meeting. Votes cast by proxy or in person at the Meeting will be counted by the person the Company appoints to act as the inspector of elections for the Meeting.

In order for your shares of Common Stock to be represented at the Meeting, you are requested to select one of the following methods:

Voting by Mail
•	indicate your instructions on the Proxy;
•	date and sign the Proxy;
•	mail the Proxy promptly in the enclosed envelope; and
•	allow sufficient time for the Proxy to be received by the Company prior to the Meeting.

Voting by Telephone

•	use the toll-free number provided in the Proxy; and
•	follow the specific instructions provided.

Voting via the Internet

•	log onto the Company's voting website (www.proxyvote.com) provided in the Proxy; and
•	follow the specific instructions provided.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE DELIVERY OF THIS PROXY STATEMENT SHALL, UNDER NO CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE OF THIS PROXY STATEMENT.

PROPOSAL 1: TO AMEND THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK,

PAR VALUE $.01 PER SHARE, THAT THE COMPANY IS AUTHORIZED TO ISSUE

TO 300,000,000 SHARES

The Company currently has 150,000,000 authorized shares of Common Stock. As of May 31, 2007, [_______] shares of Common Stock were issued and outstanding; [_______] shares were reserved for issuance under the Company’s various compensatory plans; and [_______] shares were held in treasury. Therefore, as of May 31, 2007, there were [_______] shares of Common Stock which were not issued and outstanding, reserved for issuance or held in the Company’s treasury. Because of the limited number of shares of Common Stock available to be issued, the Board of Directors has proposed a resolution which would authorize an additional 150,000,000 shares of Common Stock of the same class as is presently authorized. None of the Company’s shares will have preemptive rights.

The Company had asked the stockholders to approve an increase to 600,000,000 authorized shares of Common Stock at the Company’s Annual Meeting of Stockholders on May 17, 2007. This proposal was not approved by the Company’s stockholders. Although the Company has no present plans, agreements or understandings regarding the issuance of the additional shares of Common Stock proposed to be authorized, the Board continues to believe that increasing the number of authorized shares of Common Stock is advisable because it will provide Terex with needed flexibility in connection with possible future stock splits, financing transactions, acquisitions of other companies or business properties, employee benefit plans and other corporate purposes. Therefore, the Board is asking the stockholders to approve a smaller increase in the number of authorized shares of Common Stock than what was proposed at the Annual Meeting of Stockholders. This additional flexibility is necessary if the Board were to consider implementing a stock split in the future. For example, the Company currently would be unable to execute a 2:1 stock split without an increase in the number of authorized shares of Common Stock.

Except as otherwise required by applicable law or stock exchange rules, authorized but unissued shares of Common Stock may be issued at such time, for such purposes, and for such consideration as the Board may determine to be appropriate, without further authorization by the stockholders. While the issuance of additional shares of Common Stock may dilute the ownership interest of a person seeking to obtain control of the Company, and thus discourage a change in control of the Company by making it more difficult or costly, the Company is not aware of anyone seeking to accumulate Common Stock for such purpose and has no present intention of using any additional Common Stock to deter a change in control.

Authorization of the proposed amendment, which will be presented at the Meeting in the form of the following resolution, will require the affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Meeting.

“RESOLVED, that paragraph (a) of Article IV of the Company’s Restated Certificate of Incorporation be, and it hereby is, amended and restated in its entirety to read as follows:

(a) The aggregate number of shares of all classes of stock which the corporation shall have the authority to issue is 350,000,000, consisting of (i) 300,000,000 shares designated as Common Stock, with a par value of $.01 per share (“Common Stock”), and (ii) 50,000,000 shares designated as Preferred Stock, with a par value of $.01 per share (“Preferred Stock”).”

The Board of Directors recommends that the stockholders vote FOR amendment of the Company’s Restated Certificate of Incorporation to increase the number of shares of authorized Common Stock.

SECURITY OWNERSHIP OF MANAGEMENT

AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the beneficial ownership of the Common Stock by each person known by the Company to own beneficially more than 5% of the Company’s Common Stock, by each director, by each executive officer of the Company named in the summary compensation table in the Company’s April 3, 2007 Proxy Statement, and by all directors and executive officers as a group, as of May 15, 2007 (unless otherwise indicated below). Each person named in the following table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such person, except as otherwise set forth in the notes to the table. Shares of Common Stock that any person has a right to acquire within 60 days after May 15, 2007, pursuant to an exercise of options or otherwise, are deemed to be outstanding for the purpose of computing the percentage ownership of such person, but are not deemed to be outstanding for computing the percentage ownership of any other person shown in the table.

NAME AND ADDRESS OF BENEFICIAL OWNER (1)	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (2)	PERCENT OF CLASS

Neuberger Berman, Inc.	11,597,004 (3)	11.2%
605 Third Avenue
New York, NY 10158

FMR Corp.	7,474,755 (4)	7.2%
82 Devonshire Street
Boston, MA 02109

State Street Bank and Trust Company	5,665,223 (5)	5.5%
225 Franklin Street
Boston, MA 02110

G. Chris Andersen	226,527 (6)	*

Paula H. J. Cholmondeley	11,294	*

Ronald M. DeFeo	1,374,300 (7)	1.3%

Don DeFosset	60,342 (8)	*

William H. Fike	88,734	*

Dr. Donald P. Jacobs	77,971 (9)	*

David A. Sachs	275,364 (10)	*

Oren G. Shaffer	2,222	*

Helge H. Wehmeier	36,074	*

Phillip C. Widman	174,701 (11)	*

Colin Robertson (12)	3,000	*

NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS

Eric I Cohen	143,389 (13)	*

Brian J. Henry	141,872	*

All directors and executive officers	3,256,295 (14)	3.1%
as a group (22 persons)

________________________________

*	Amount owned does not exceed one percent (1%) of the class so owned.

(1)	Unless indicated otherwise, each person’s principal address is c/o Terex Corporation, 200 Nyala Farm Road, Westport, CT 06880.

(2)

Certain executive officers and directors maintain margin securities accounts, and the positions held in such margin accounts, which may from time to time include shares of Common Stock, are pledged as collateral security for the repayment of debit balances, if any, in the accounts. At May 15, 2007, no executive officer or director had debit balances in such accounts.

(3)

Neuberger Berman, Inc. (“Neuberger”) filed a Schedule 13G, dated February 13, 2007, disclosing the beneficial ownership of 11,597,004 shares of Common Stock. This includes Neuberger having sole voting power over 6,129,874 shares of Common Stock, shared voting power over 4,925,946 shares of Common Stock and shared dispositive power over 11,597,004 shares of Common Stock.

(4)

FMR Corp. (“FMR”) filed a Schedule 13G, dated February 14, 2007, disclosing the beneficial ownership of 7,474,755 shares of Common Stock. This includes FMR having sole voting power over 5,088,389 shares of Common Stock and sole dispositive power over 7,474,755 shares of Common Stock.

(5)

State Street Bank and Trust Company (“State Street”) filed a Schedule 13G, dated February 13, 2007, disclosing the beneficial ownership of 5,665,223 shares of Common Stock. This includes State Street having sole voting power over 5,665,223 shares of Common Stock and sole dispositive power over 5,665,223 shares of Common Stock.

(6)	Includes 15,000 shares of Common Stock issuable upon the exercise of options exercisable within 60 days. Also includes 15,000 shares that are pledged.

(7)

Includes 448,477 shares of Common Stock issuable upon the exercise of options exercisable within 60 days. Also, includes 60,946 shares of Common Stock owned by Mr. DeFeo through a grantor retained annuity trust.

(8)	Includes 15,000 shares of Common Stock issuable upon the exercise of options exercisable within 60 days.

(9)	Includes 28,826 shares of Common Stock issuable upon the exercise of options exercisable within 60 days.

(10)	Includes 7,600 shares of Common Stock owned by Mr. Sachs’ wife. Mr. Sachs disclaims the beneficial ownership of such shares. Also includes 42,524 shares of Common Stock issuable upon the exercise of options exercisable within 60 days.

(11)	Includes 51,500 shares of Common Stock issuable upon the exercise of options exercisable within 60 days.

(12)	Mr. Robertson resigned as Executive Vice President, Operations of the Company effective April 5, 2007.

(13)	Includes 1,200 shares of Common Stock owned by Mr. Cohen’s children. Also, includes 27,865 shares of Common Stock issuable upon the exercise of options exercisable within 60 days.

(14)	Includes 713,942 shares of Common Stock issuable upon the exercise of options exercisable within 60 days.

OTHER BUSINESS

The Board does not know of any other business to be brought before the Meeting. In the event any such matters are brought before the Meeting, the persons named in the enclosed Proxy will vote the Proxies received by them as they deem best with respect to all such matters.

STOCKHOLDER PROPOSALS

All proposals of stockholders intended to be included in the proxy statement to be presented at the 2008 Annual Meeting of Stockholders must be received at the Company’s offices at 200 Nyala Farm Road, Westport, Connecticut 06880, no later than December 5, 2007. All proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement for that meeting.

To nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such a meeting, the Bylaws of the Company generally provides that notice must be given to the Secretary of the Company no more than 90 days nor less than 60 days prior to the date of the annual meeting. The Company anticipates that in order for a stockholder to nominate a candidate for election as a director at the Company's 2008 Annual Meeting or to propose business for consideration at such meeting, notice must be given between February 15, 2008 and March 16, 2008. The fact that the Company may not insist upon compliance with these requirements should not be construed as a waiver by the Company of its right to do so at any time in the future.

STOCKHOLDERS	ARE	URGED	TO	VOTE	THEIR	PROXIES	WITHOUT	DELAY.

A PROMPT RESPONSE WILL BE GREATLY APPRECIATED.

By order of the Board of Directors,
Eric I Cohen Secretary

June __, 2007

Westport, Connecticut

SPECIAL MEETING OF STOCKHOLDERS OF

TEREX CORPORATION

___________________________

THIS IS YOUR PROXY. YOUR VOTE IS IMPORTANT.

Whether or not you plan to attend the Special Meeting of Stockholders, you can ensure that your shares are represented at the meeting by completing, signing and returning your proxy card below.

Please date, sign and mail your proxy card in the envelope

provided as soon as possible.

Please detach and mail in the envelope provided.

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TEREX CORPORATION

2007 Special Meeting

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Ronald M. DeFeo and Eric I Cohen, and either one of them, proxies with the power of substitution to act, by unanimous vote, or if only one votes or acts then by that one, to vote for the undersigned at the Special Stockholders’ Meeting of Terex Corporation, to be held at 11:30 A.M., local time, on July 17, 2007, at the offices of Terex Corporation, 200 Nyala Farm Road, Westport, Connecticut, and any adjournment or postponement thereof, as follows:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

Address Changes: _____________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

(If you noted Address Changes above, please mark corresponding box on the reverse side.)

(Continued and to be signed on the reverse side)

200 NYALA FARM ROAD

WESTPORT, CT 06880

VOTE BY INTERNET – www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Terex Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via email or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Terex Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	X	KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

TEREX CORPORATION Vote on Proposals
	FOR	AGAINST	ABSTAIN
1. AMENDMENT OF TEREX CERTIFICATE OF INCORPORATION TO INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK	☐	☐	☐

2. Upon such other business as may properly come before the meeting or any adjournments or postponements, hereby revoking any proxy heretofore given.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1.
Note:

This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

To change the address on your account, please check the box at right and indicate your new address on the reverse side. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐
HOUSEHOLDING ELECTION – Please indicate if you consent to receive certain future Investor communications in a single package per household.	Yes ☐	No ☐

Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date